Exhibit 10.1

AMENDMENT NO. 1 TO AMENDED AND RESTATED REVOLVING CREDIT
AND TERM LOAN AGREEMENT

This AMENDMENT NO. 1 TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, (this “Amendment No. 1”), dated as of August 30, 2018 but effective as of June 30, 2018 (the “Amendment Effective Date”), is by and among MACK-CALI REALTY, L.P., a limited partnership organized and existing under the laws of the State of Delaware (“Borrower”), JPMORGAN CHASE BANK, N.A., as agent for the Lenders defined below (in such capacity, together with its successors in such capacity, “Administrative Agent”), JPMORGAN CHASE BANK, N.A., in its individual capacity and not as Administrative Agent, and the other lenders signatory hereto (said lenders signatory hereto, each a “Lender” and collectively, the “Lenders”).  Reference is made to that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of January 25, 2017 (the “Loan Agreement”).  Capitalized terms used herein without definition shall have the same meanings as set forth in the Loan Agreement, as amended hereby.

RECITALS

WHEREAS, the Borrower has requested that the Lenders make certain amendments to the Loan Agreement, and the Lenders are willing to make such changes as set forth herein;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.  AMENDMENTS TO LOAN AGREEMENT.  Subject to the satisfaction of the conditions precedent set forth in Section 4 of this Amendment No. 1, the Loan Agreement is hereby amended as follows:

1.1          Amendment to §8.  §8 of the Loan Agreement is amended by inserting the following new §8.11 immediately after §8.10 of the Loan Agreement:

“§8.11.  Restrictions on Prepayment.  The Borrower will not, and will not permit MCRC or any of their Subsidiaries to, make or offer to make any optional or voluntary payment, repayment, repurchase or redemption of or otherwise optionally or voluntarily defease or segregate funds with respect to any Unsecured Indebtedness of such Person that matures after January 25, 2022 at any time when any of (x) the Total Leverage Ratio exceeds 60% pursuant to §9.1, (y) the ratio of Consolidated Unsecured Indebtedness to the Section 9.6 Sum exceeds 60% pursuant to §9.6, or (z) an appraisal is being used to value the Unencumbered Properties that are Appraised Value Properties for purposes of determining the Section 9.6 Sum pursuant to §9.6.”

1.2          Amendment to §9.6.  §9.6 of the Loan Agreement is amended by restating clause (ii) thereof (and excluding the provisos that follow clause (ii)) in its entirety to read as follows:

“(ii) the sum (the “Section 9.6 Sum”), without duplication, of (a) aggregate Capitalized Unencumbered Property NOI (other than (1) Acquisition Properties, (2)

Unencumbered Properties with a negative Capitalized Unencumbered Property NOI and (3) Appraised Value Properties (as defined below)), plus (b) the cost (after taking into account any impairments) of all Unencumbered Properties which are Acquisition Properties, plus (c) the value of all Eligible Cash 1031 Proceeds resulting from the sale of Unencumbered Properties, plus (d) during the period from July 1, 2018 through December 31, 2019, the “as-is” appraised value of the Unencumbered Properties known as Harborside Plaza I (owned by Mack-Cali Plaza I L.L.C.) and Harborside Plaza V (owned by M-C Plaza V L.L.C., Cal-Harbor V Urban Renewal Associates L.P. and Cal-Harbor V Leasing Associates L.L.C.) located in Jersey City, NJ (the “Appraised Value Properties”) as determined by an appraisal obtained by and satisfactory to the Administrative Agent”.

SECTION 2.  REPRESENTATIONS AND WARRANTIES OF THE BORROWER

In order to induce the Lenders and the Administrative Agent to enter into this Amendment No. 1, the Borrower represents and warrants to each Lender and the Administrative Agent that the following statements are true, correct and complete:

(i)            The execution, delivery and performance by the Borrower of this Amendment No. 1 and the Loan Agreement as amended by this Amendment No. 1 (the “Amended Loan Agreement”) are within the authority of the Borrower and have been duly authorized by all necessary proceedings on the part of the Borrower and any general partner or other controlling Person thereof;

(ii)           The execution and delivery of, and the performance of the obligations required to be performed by Borrower under, this Amendment No. 1 and the Amended Loan Agreement ) (a) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower, (b) do not conflict with any provision of the agreement of limited partnership, any certificate of limited partnership, the charter documents or by-laws of the Borrower or any general partner or other controlling Person thereof, (c) do not contravene any provisions of, or constitute a default, Default or Event of Default hereunder or a failure to comply with any term, condition or provision of, any other agreement, instrument, judgment, order, decree, permit, license or undertaking binding upon or applicable to the Borrower or any of the Borrower’s properties (except for any such failure to comply under any such other agreement, instrument, judgment, order, decree, permit, license, or undertaking as would not materially and adversely affect the condition (financial or otherwise), properties, business or results of operations of the Borrower, the Operating Subsidiaries or any Guarantor) or result in the creation of any mortgage, pledge, security interest, lien, encumbrance or charge upon any of the properties or assets of the Borrower, the Operating Subsidiaries or any Guarantor, and (d) do not require (i) the approval or consent of any Governmental Authority other than those already obtained, or (ii) filing with any Governmental Authority, other than filings which will be made with the SEC when and as required by law;

(iii)          Each of this Amendment No. 1 and the Amended Loan Agreement constitutes a legal, valid and binding obligation of the Borrower, enforceable against Borrower in

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accordance with its terms, subject only to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and to the fact that the availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought;

(iv)          This Amendment No. 1 has been duly executed and delivered by the Borrower;

(v)           The representations and warranties of the Borrower contained in Section 6 of the Loan Agreement are and will be true and correct in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of such date (except in those cases where such representation or warranty expressly relates to an earlier date, in which case such representations and warranties were true and correct as of such date); and

(vi)          No Default or Event of Default has occurred and is continuing.

SECTION 3.  REAFFIRMATION OF GUARANTY

Mack-Cali Realty Corporation (“MCRC”) has read this Amendment No. 1 and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment No. 1, the obligations of MCRC under each of the Loan Documents to which MCRC is a party shall not be impaired and each of the Loan Documents to which MCRC is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

Each of Borrower and MCRC hereby acknowledges and agrees that the Obligations under, and as defined in, the Guaranty dated as of January 25, 2017, by MCRC in favor of the Administrative Agent and the Lenders (the “Guaranty”) will include all Obligations under, and as defined in, the Loan Agreement (as amended hereby).

MCRC acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment No. 1, MCRC is not required by the terms of the Loan Agreement or any other Loan Document to consent to the amendments to the Loan Agreement effected pursuant to this Amendment No. 1 and (ii) nothing in the Loan Agreement, this Amendment No. 1 or any other Loan Document shall be deemed to require the consent of MCRC to any future amendments to the Loan Agreement.

SECTION 4.  CONDITIONS TO EFFECTIVENESS

This Amendment No. 1 shall become effective as of the Amendment Effective Date if the following conditions precedent have been satisfied:

4.1          Consent of Required Lenders.  The Borrower, MCRC, the Administrative Agent and the Required Lenders under the Loan Agreement shall have indicated their consent hereto by the execution and delivery of the signature pages hereof to the Administrative Agent.

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4.2          Other Conditions.  The following additional conditions shall have been satisfied:

(a)           Organizational Documents.  The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower and the other Loan Parties, the authorization of this Amendment No. 1 and any other legal matters relating to the Borrower, the other Loan Parties, or this Amendment No. 1, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(b)           Consent Fee.  The Borrower shall have paid to the Administrative Agent for the account of each Lender executing this Amendment No. 1, a consent fee equal to $10,000.

(c)           Other Fees and Expenses.  The Borrower shall have paid all out-of-pocket costs and expenses and other fees that are due and payable by the Borrower in connection with this Amendment No. 1, including the fees and expenses of the Administrative Agent incurred in connection with the obtaining of the appraisals described in Section 1.2 above.

SECTION 5.  MISCELLANEOUS

A.  Reference to and Effect on the Loan Agreement and the Other Loan Documents.

(i)            On and after the Amendment Effective Date, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Loan Agreement and each reference in the other Loan Documents to the “Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the Loan Agreement shall mean and be a reference to the Amended Loan Agreement.  This Amendment No. 1 shall be deemed to be a “Loan Document” under the Loan Agreement.

(ii)           Except as specifically amended by this Amendment No. 1, the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)          The execution, delivery and performance of this Amendment No. 1 shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Loan Agreement or any of the other Loan Documents.

B.  Headings.  Section and subsection headings in this Amendment No. 1 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 1 for any other purpose or be given any substantive effect.

C.  Applicable Law.  THIS AMENDMENT NO. 1 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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D.  Counterparts; Effectiveness.  This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Delivery of an executed counterpart of a signature page to this Amendment No. 1 by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment No. 1.

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IN WITNESS WHEREOF, the undersigned have duly executed this Amendment No. 1 as a sealed instrument as of the date first set forth above.

MACK-CALI REALTY, L.P.

By: Mack-Cali Realty Corporation, its general partner

By:	/s/ Gary T. Wagner
Name: Gary T. Wagner
Title: General Counsel

MACK-CALI REALTY CORPORATION, as Guarantor

By:	/s/ Gary T. Wagner
Name: Gary T. Wagner
Title: General Counsel

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT FOR MACK-CALI REALTY, L.P.

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent and Fronting Bank

By:	/s/ Paul Choi
Name: Paul Choi
Title: Executive Director

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT FOR MACK-CALI REALTY, L.P.

WELLS FARGO BANK, N.A., individually and as Fronting Bank

By:	/s/ Kristen Ray
Name: Kristen Ray
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT FOR MACK-CALI REALTY, L.P.

BANK OF AMERICA, N.A., individually and as Fronting Bank

By:	/s/ Thomas W. Nowak
Name: Thomas W. Nowak
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT FOR MACK-CALI REALTY, L.P.

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Don J. Pafford
Name: Don J. Pafford
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT FOR MACK-CALI REALTY, L.P.

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Frederick H. Denecke
Name: Frederick H. Denecke
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT FOR MACK-CALI REALTY, L.P.

CITIBANK, N.A.

By:	/s/ David Bouton
Name: David Bouton
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO 1 TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT FOR MACK-CALI REALTY, L.P.

COMERICA BANK

By:	/s/ Charles Weddell
Name: Charles Weddell
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT FOR MACK-CALI REALTY, L.P.

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ J. Richard Litton
Name: J. Richard Litton
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT FOR MACK-CALI REALTY, L.P.

THE BANK OF NEW YORK MELLON

By:	/s/ Abdullah Dahman
Name: Abdullah Dahman
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT FOR MACK-CALI REALTY, L.P.

TD BANK, N.A.

By:	/s/ Thomas Hadler
Name: Thomas Hadler
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT FOR MACK-CALI REALTY, L.P.

BMO HARRIS BANK, N.A.

By:	/s/ Michael Kauffman
Name: Michael Kauffman
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT FOR MACK-CALI REALTY, L.P.

ASSOCIATED BANK, NATIONAL ASSOCIATION

By:	/s/ Mitchell Vega
Name: Mitchell Vega
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT FOR MACK-CALI REALTY, L.P.

FIFTH THIRD BANK, an Ohio Banking Corporation

By:	/s/ Christian Bevy
Name: Christian Bevy
Title: SVP

SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT FOR MACK-CALI REALTY, L.P.